SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

SIRIUS SATELLITE RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-5100

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.01 Entry Into a Material Definitive Agreement

      On October 7, 2004, we entered into a Terms Agreement, which incorporates by reference our Form Underwriting Agreement (previously filed as Exhibit 1.1 to our Registration Statement on Form S-3 (File No. 333-108387) (the “Registration Statement”)), with Morgan Stanley & Co. Incorporated (the “Common Stock Terms Agreement”). Under the Common Stock Terms Agreement, we granted Morgan Stanley & Co. Incorporated a 30-day option to purchase up to an additional 3,750,000 shares of our common stock to cover over-allotments, if any. On October 13, 2004, we issued 25,000,000 shares of our common stock, par value $.001 per share, under the Registration Statement.

      A copy of the Common Stock Terms Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference in its entirety.

      On October 8, 2004, we entered into a Terms Agreement, which incorporates by reference our Form Underwriting Agreement (previously filed as Exhibit 1.1 to the Registration Statement), with Morgan Stanley & Co. Incorporated (the “Convertible Notes Terms Agreement”). Pursuant to the Convertible Notes Terms Agreement, we issued $230,000,000 aggregate principal amount of our 3 1⁄4% Convertible Notes due 2011 (the “Notes”) under the Registration Statement on October 13, 2004. This amount included $30,000,000 in aggregate principal amount of the Notes issued pursuant to an over-allotment option granted to Morgan Stanley & Co. Incorporated in the Convertible Notes Terms Agreement.

      The Notes were issued under an Indenture (previously filed as Exhibit 99.2 to our Current Report on Form 8-K dated May 30, 2003), dated as of May 23, 2003, between us and The Bank of New York, as trustee, and a Third Supplemental Indenture, dated as of October 14, 2004, between us and The Bank of New York, as trustee.

      Copies of the Convertible Notes Terms Agreement and the Third Supplemental Indenture are attached hereto as Exhibits 1.2 and 4.1, respectively, and are incorporated herein by reference in their entirety.

Section 9.01 Financial Statements and Exhibits

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits

      The Exhibit Index attached hereto is incorporated herein.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.

By: /s/ Patrick L. Donnelly Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: October 13, 2004

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EXHIBITS

Exhibit	Description of Exhibit
1.1	Terms Agreement, incorporating the terms of the Company's Form Underwriting Agreement (previously filed as Exhibit 1.1 to the Company's Registration Statement on Form S-3 (File No. 333-108387)), dated October 7, 2004, between the Company and Morgan Stanley & Co. Incorporated relating to the Company's common stock, par value $.001 per share.
1.2	Terms Agreement, incorporating the terms of the Company's Form Underwriting Agreement (previously filed as Exhibit 1.1 to the Company's Registration Statement on Form S-3 (File No. 333-108387)), dated October 8, 2004, between the Company and Morgan Stanley & Co. Incorporated relating to the Company's 3 1⁄4% Convertible Notes due 2011.
4.1	Third Supplemental Indenture, dated as of October 13, 2004, between the Company and The Bank of New York, as trustee.

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